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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


  We Consent to the use in this Amendment No. 1 to Registration Statement
  No. 333-19781 of AK Steel Holding Corporation and AK Steel Corporation of our report dated January 22, 1997 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Independent Auditors" in such Prospectus.



Cincinnati, Ohio
February 10, 1997